Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of AIxCrypto Holdings, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Kevin Richardson II, Co Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Kevin Richardson II
Kevin Richardson II
Co Chief Executive Officer and Director
(Principal Executive Officer)

Date: May 11, 2026

In connection with the Quarterly Report of AIxCrypto Holdings, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2026, as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Jerry Wang, Co Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Jerry Wang
Jerry Wang
Co Chief Executive Officer
(Principal Executive Officer)

Date: May 11, 2026